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                                                                   Exhibit 10.71


                                CONSENT AGREEMENT


         This Consent Agreement is made as of this 1st day of March, 1999 by Citizens Bank of Massachusetts (the "Bank") and DM Management Company ("DM").

         Whereas, the Bank originally extended financing to DM in June, 1997, which was supplemented in October 1997 and secured at such time by a Mortgage (the "Mortgage") on a certain parcel of land located in Tilton, New Hampshire (the "Tilton Property");

         Whereas, the Bank and DM further amended the financing extended to DM pursuant to a Second Amended and Restated Loan Agreement dated as of March 5, 1998 ( as amended, the "Loan Agreement"), which is secured pursuant to the terms of a Security Agreement between the Bank and DM, dated June 5, 1997 (as amended, the "Security Agreement");

         Whereas, to further secure additional financing extended by the Bank to DM under the New Bridge Note dated March 5, 1998 (as replaced by the Replacement New Bridge Note and the Second Replacement Bridge Note, the "Bridge Note") and the Short Term Revolving Note dated March 5, 1998 (as replaced by the Replacement Short Term Revolving Note and the Second Replacement Short Term Revolving Note, the "Short Term Revolving Note"), DM entered into the Amended Bridge Mortgage on March 5, 1998;

         Whereas, the Amended Bridge Mortgage was further amended by the Second Amendment to Bridge Mortgage on September 4, 1998 (the Mortgage, the Amended Bridge Mortgage and the Second Amendment to Bridge Mortgage are referred to herein collectively as the "Mortgages"; the documents referred to above with the other documents executed in connection with such documents are referred to herein as the "Loan Documents");

         Whereas, DM desires to transfer the Tilton Property to its subsidiary, Birchpond Realty Corporation ("Birchpond"), which will obtain financing from John Hancock Real Estate Finance, Inc. ("Hancock");

         Now, therefore, in consideration of the premises, the Bank and DM agree as follows:

         1. Contingent upon its receipt of payment in full of all amounts owed under the Bridge Note and the Short Term Revolving Note, the Bank hereby consents to the transfer of the Tilton Property to Birchpond and agrees to execute and deliver one or more releases of the Mortgages. Such transfer shall not constitute a breach of any term or provision of the Loan Agreement, the Security Agreement, or any other agreement between the Bank and DM.

         2. The Bank hereby consents to DM's guaranty of the Non-Recourse Covenant Obligations of Birchpond as defined in the Mortgage Note from Birchpond to Hancock of even date herewith in the principal sum of $12,000,000, as more fully set forth in the attached Guaranty Agreement, and agrees that such guaranty shall not constitute a breach of any term or provision of


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the Loan Agreement, the Security Agreement or any other agreement between the
Bank and DM. The Bank also consents to DM's execution, delivery and performance of an Indemnification Agreement with Hancock and Birchpond pursuant to which DM will indemnify Hancock with respect to the certain liabilities arising under environmental laws, as more fully set forth in the attached Indemnification Agreement, and agrees that such indemnification shall not constitute a breach of any term or provision of the Loan Agreement, the Security Agreement or any other agreement between the Bank and DM.

         3. Except as modified by the above paragraphs, in all other respects the Loan Documents remain in full force and effect between the parties in accordance with their terms and DM is not aware of any default by either party thereunder.

         In witness whereof, the Bank and DM have executed this Consent under seal as of the date first set forth above.


                                         CITIZENS BANK OF MASSACHUSETTS



                                         By: /s/ Lori B. Leeth
                                            -----------------------------------
                                         Title: SVP



                                         DM MANAGEMENT COMPANY



                                         By: /s/ Olga L. Conley
                                            -----------------------------------
                                         Title: CHIEF FINANCIAL OFFICER